UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 17, 2004
                                                --------------------------------


                          GS Mortgage Securities Corp.
 (as depositor for the GSAA Home Equity Trust 2004-5 to be formed pursuant to a
    Pooling and Servicing Agreement, to be dated as of June 1, 2004 among GS Mortgage Securities Corp., Chase Manhattan Mortgage Corporation, Countrywide
        Home Loans Servicing LP and Deutsche Bank National Trust Company)
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             (Exact name of registrant as specified in its charter)



Delaware                                333-100818                    13-6357101
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                   10004
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------

                                 Not applicable
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           (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association (the "PSA")) and Computational Materials (as defined in the no-action letter issued by the Commission on May 20, 1994, to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co., Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the PSA) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the attached Structural Term Sheets, Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Structural Term Sheets and Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.2) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.


            (99.3) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORP.



      June 18, 2004
                                   By:   /s/ Howard Altarescu
                                      ----------------------------------
                                      Name:  Howard Altarescu
                                      Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------




                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

(99.1)            Structural Term Sheets and                          (E)
                  Collateral Term Sheets prepared
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.2)            Computational Materials prepared by                 (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed Certificates,
                  Series 2004-5.

(99.3)            Computational Materials prepared by                 (E)
                  Goldman, Sachs & Co. in connection with
                  certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed Certificates,
                  Series 2004-5.